Filed Pursuant to Rule 497(e)
Registration No. 333-81209

THE GABELLI UTILITIES FUND (the “Fund”)
Supplement dated October 23, 2023
to
The Gabelli Utilities Fund’s Statutory Prospectus dated April 28, 2023 and Statement of Additional Information dated April 28, 2023

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 28, 2023, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Removal of Portfolio Manager

Effective October 16, 2023, Brett Kearny is no longer a member of the Fund’s portfolio management team. Accordingly, references to Mr. Kearny are removed from the Prospectus and SAI.

Addition of Portfolio Manager

Effective October 23, 2023, Ashish Sinha has been added to the Fund’s portfolio management team.

To reflect the change, please note the following:

The following sentence is added to the end of the sub-section “Management—The Portfolio Managers” in the “Summary of the Fund” section of the Prospectus:

Mr. Ashish Sinha has served as a portfolio manager of the Fund since October 23, 2023.

The following paragraph is added immediately after the second paragraph in the section “Management of the Fund—The Portfolio Managers” of the Prospectus:

Ashish Sinha joined the portfolio management team effective October 23, 2023. He joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from the Indian Institute of Foreign Trade.

Please also note the following changes to the SAI:

In the section entitled “Investment Advisory and Other Services– Other Accounts Managed”, the following is added with information as of October 23, 2023:

EXCLUDES THE GABELLI UTILITIES FUND:

				Number of Accounts	Total Assets with
		Total		Managed with	Advisory Fee
		Number of		Advisory Fee	Based
Name of Portfolio	Type of	Accounts	Total	Based on	on
Manager	Accounts	Managed	Assets	Performance	Performance
Ashish Sinha	Registered Investment Companies:	2	$1.95 billion	1	$1.93 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$0.5 million	0	$0

In the section entitled “Investment Advisory and Other Services – Portfolio Manager Information”, the sub-section entitled “Compensation Structure for Justin Bergner, Robert D. Leininger and Brett Kearney” is deleted in its entirety and is replaced with the following:

Compensation Structure for Justin Bergner, Robert D. Leininger and Ashish Sinha

The compensation of Mr. Bergner, Mr. Leininger and Mr. Sinha is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Each receives a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the portfolio manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short term performance.

In the section entitled “Investment Advisory and Other Services – Portfolio Manager Information – Ownership of Shares in the Fund” the following table is added:

Name	Dollar Range of Equity Securities Held in the Fund*
Ashish Sinha	A

*	Key to Dollar Ranges – Information as of October 23, 2023
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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